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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  AUGUST 31, 1999


                             VIRTUALFUND.COM, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                    0-18114                  41-1612861
(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                     Identification No.)


                              7090 SHADY OAK ROAD
                         EDEN PRAIRIE, MINNESOTA  55344
             (Address of registrant's principal executive offices)

                                 (612) 941-8687
                        (Registrant's telephone number)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.
     On August 27, 1999, Timothy R. Duoos was appointed as a director of VirtualFund.com, Inc. Mr. Duoos is the President and Chief Executive Officer of Lyndale Garden Center, Inc., Minneapolis, MN and has held that position since October 31, 1986. Mr. Duoos also held a part-time position as Chairman of the Board and Chief Executive Officer of Sunbelt Nursery Group, Inc. ("Sunbelt") based in Fort Worth, Texas from November 1994 through May 1998, and President from October 1997 through May 1998. He served as a part-time consultant to Sunbelt from May 1998 to December 1998. Mr. Duoos served as a director of Pinnacle Financial, Inc., a privately held company from June 1996 through June 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 31, 1999
                                                  VIRTUALFUND.COM, INC.
                                                  (Registrant)

                                                  By: /s/ James H. Horstmann
                                                     ---------------------------
                                                     JAMES H. HORSTMANN
                                                     Chief Financial Officer